UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2011

GHN Agrispan Holding Company
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-162471	88- 0142286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 M, No. 16 Xinfeng 3rd Road, Xiamen City P.R. China 362205
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (86) 136-6600-1113

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)  Resignation of Director

Effective January 1, 2011, GHN Agrispan Holding Company, a Nevada corporation (the “Company”) received the resignation of Mr. Jason Ma as a member of the Company’s Board of Directors.

(d)  Appointment of Director

Effective January 1, 2011, the Board of Directors of the Company appointed Mr. Xie Yuanda, age 56, to fill the vacant seat resulting from Mr. Ma’s resignation as noted above.  The Company does not currently have a standing audit, nominating or compensation committee, and while it is contemplated that Mr. Xie may serve on certain committees of the Company’s Board of Directors upon formation, no such committee appointments have been made at this time.  Mr. Xie has no family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers.  Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Xie’s Professional History

Mr. Xie has worked in several People’s Republic of China (“PRC”) based companies throughout his career.  Currently, Mr. Xie serves as Supervisor of Xiang An Guotou Group Company, an investment and asset management company.  Mr. Xie has served in such capacity since March of 2009.  Previously, from 2003 to 2009, Mr. Xie served as General Manager of Xiamen Xiang An Investment and Development Co. Ltd., a real estate development company, and from 2004 to 2009, Mr. Xie concurrently served as the Chairman of Xiamen Zhong Ke High-Tech Industrial Development Co. Ltd., a real estate development company.  Furthermore, from 1993 to 1995, Mr. Xie served as General Manager of Xiamen Bearing Industrial Corporation, and from 1988 to 1993, he was General Manager of Xiamen Min Sheng Bearing Company.  Finally, Mr. Xie served as Deputy Head of Xiamen Bearing Factory from 1985 to 1988.

Mr. Xie received his undergraduate degree in Chinese studies at Xiamen Workers’ University in the PRC in 1984.  In addition, from 1995 to 1997, Mr. Xie performed his graduate master studies at Xiamen University, where he focused on Enterprise Management.  In 1998, Mr. Xie successfully passed the PRC National Examination for Legal Consultants in Enterprises and was a recipient of a practicing qualification in the PRC.

Director Compensation

Mr. Xie will be receiving yearly compensation of RMB 80,000, or approximately US $12,036, in connection with his service on our Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 1, 2011	GHN AGRISPAN HOLDING COMPANY

	By:	/s/ Yi Zhen Xu
Yi Zhen Xu
Chairman and Executive Director, Chief Executive Officer and Principal Executive Officer